EXHIBIT 99.4

LUBY & BIRDWELL, LLP
CERTIFIED PUBLIC ACCOUNTANTS
101 North Shoreline, Suite 580, Corpus Christi, Texas 78401   Ph (361) 883-0292
email - bbirdwell@sbcglobal.net                               Fax (361) 883-0151





                          Independent Auditors' Report


To the Members of
Absolute Industries, LLC


We have audited the balance sheet of Absolute Industries, LLC ("Company") as of December 31, 2002, and the related statement of income, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Absolute Industries, LLC as of December 31, 2002, and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

April 18, 2003

                            ABSOLUTE INDUSTRIES, LLC

                                  BALANCE SHEET

                                DECEMBER 31, 2002


Assets
Current Assets
Cash and Cash Equivalents                                  $          6,226
Receivables:
     Trade                                                          939,387
     Related Party                                                   84,303
     Employees                                                        4,416
 Notes Receivable - Related Party                                   282,327
 Accrued Interest Receivable                                         33,357
 Prepaid Expenses                                                     4,044
                                                           ----------------

     Total Current Assets                                         1,354,060

Property and Equipment
Land                                                                 35,000
Buildings and Improvements                                           10,000
Machinery and  Equipment                                          2,952,965
Office Furniture and Fixtures                                        10,937
Accumulated Depreciation                                           (644,554)
                                                          -----------------

     Net Property and Equipment                                   2,364,348
                                                          -----------------

     Total Assets                                          $      3,718,408
                                                          =================

Liabilities and Members' Equity
Current Liabilities
Accounts Payable                                           $        488,054
Deferred Revenue                                                     60,411
Deferred Income Taxes                                               141,726
Accrued Expenses                                                    100,861
Current Portion of Long-Term Debt                                   380,865
                                                          ------------------

     Total Current Liabilities                                    1,171,917

Long-Term Debt, less current portion                              1,597,462

Members' Equity                                                     949,029
                                                          ------------------


     Total Liabilities and Members' Equity              $         3,718,408
                                                          ==================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                               STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 2002




Revenues
     Box Rental                                               $        359,600
     Garbage Collection                                              1,674,089
     Remediation                                                       514,571
     Transportation                                                  2,058,430
                                                              ----------------

     Gross Revenues                                                  4,606,690

Operating Expenses                                                   4,447,991
                                                              ----------------

     Income from Operations                                            158,699

Other Income (Expense)
     Interest Expense                                                 (168,921)
     Interest Income                                                    16,940
     Loss on Sale of Equipment                                          (1,975)
     Miscellaneous Expense                                             (13,842)
                                                              ----------------

     Loss Before Income Taxes                                           (9,099)

Income Tax (Expense) Benefit
     Current                                                                 -
     Deferred                                                           11,933
                                                                      --------

                                                                        11,933
                                                                      --------

     Net Income                                               $          2,834
                                                              ================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                          STATEMENT OF MEMBERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 2002




                                                                   Members'
                                                                   Equity
                                                                 -----------

     Balance at January 1, 2002                               $      946,195

     Net Income                                                        2,834
                                                                 -----------

     Balance December 31, 2002                                $      949,029
                                                                 ===========


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



Cash Flows from Operating Activities
Net Income                                                     $          2,834
     Adjustments to Reconcile Net Income to
     Net Cash Provided by Operating Activities:
         Loss on Sale of Fixed Assets                                     1,975
         Depreciation and Amortization                                  336,391
         Increase in Accounts Receivables                                (9,976)
         Increase in Related Party Receivable                            (3,073)
         Increase in Employee Receivable                                 (1,158)

         Decrease in Notes Receivable - Related Party                     8,723
         Increase in Accrued Interest Receivable                        (16,940)
         Increase in Prepaid Expenses                                    (4,044)
         Decrease in Other Assets                                        13,792
         Increase in Accounts Payable                                   194,559
         Increase in Deferred Revenue                                    60,411
         Decrease in Deferred Income Taxes                              (11,933)
         Increase in Accrued Expenses                                    59,159
                                                              ------------------
Net Cash Provided by Operating Activities                               630,720

Cash Flows from Investing Activities
Proceeds from Sale of Property and Equipment                             15,000
Purchase of Property and Equipment                                   (1,115,791)
                                                               -----------------
Net Cash Used by Investing Activities                                (1,100,791)

Cash Flows from Financing Activities
Principal Payments of Long-Term Debt                                   (334,119)
Proceeds from Long -Term Debt                                           809,041
                                                                ----------------
Net Cash Provided by Financing Activities                               474,922

Net Increase in Cash and Cash Equivalents                                 4,851

Cash and Cash Equivalents at Beginning of Year                            1,375
                                                                ----------------

Cash and Cash Equivalents at End of Year                       $          6,226
                                                                ================

                                   (Continued)


                            ABSOLUTE INDUSTRIES, LLC

                      STATEMENTS OF CASH FLOWS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2002




Supplemental Disclosures:

Cash Paid for Interest                                         $        168,921


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002



1.       Summary of Significant Accounting Policies

Organization and Business Activity

Absolute Industries, LLC (the "Company") a Texas limited liability corporation was created in 1997, under the laws of the state of Texas. They began operations during March 1997. The Company is engaged in pickup, disposal, remediation and transportation of waste for residential and commercial companies primarily in south Texas. In addition, the Company rents containers for waste storage and disposal.

Effective January 1, 2003, the Company's operations noted above were divided into separate entities. The Company is now strictly involved with residential and commercial waste pickup and disposals. Environmental Evolutions Holding, Ltd. (a limited partnership), was created to operate the Company's remediation, transportation and box rental activities. J.W. Venture, LLC (a limited liability company) was created to manage all of the above mentioned related party entities.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash in banks, and all highly liquid investments with a maturity of three months or less.

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002



1.   Summary of Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment are recorded at cost and depreciated on the straight-line method over the estimated useful lives of the buildings and equipment.

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense for the year was $10,566.

Income Taxes

The Company is a limited liability company that has elected to be taxed as a corporation pursuant to the Company filing Form 8832, Entity Classification Election. The election was effective on January 1, 2001.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the difference between the basis of property and equipment and investments for financial reporting and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future federal income taxes.

The net deferred tax liability in the accompanying balance sheet includes the following amounts of deferred tax assets and liabilities:

     Deferred Tax Liability                               277,929
     Deferred Tax Asset                                  (136,203)
                                                     ----------------

     Net Deferred Tax Liability                        $  141,726
                                                       ==========

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002


2.       Long-Term Debt

Notes Payable and Long-Term Debt consists of the following at December 31, 2002.

     Note payable to bank, monthly principal
           and interest payments of $1,873, interest
         rate 9.02%, maturing 2006, secured
         by equipment                                                                   $         73,847

     Note payable to finance company, monthly principal and interest payments of
         $5,023, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                            131,639

     Note payable to finance company, monthly principal and interest payments of
         $1,726, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                   $         70,636

     Note payable to finance company, monthly principal and interest payments of
         $1,644, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                             60,411

     Note payable to finance company, monthly principal and interest payments of
         $1,583, interest rate 10.0%, maturing 2004, secured
         by equipment                                                                             30,342

     Note payable to finance company, monthly principal and interest payments of
         $672, interest rate 10.15%, maturing 2006, secured
         by equipment                                                                             21,613

     Note payable to finance company, monthly principal and interest payments of
         $703, interest rate 9.6%, maturing 2004, secured
         by equipment                                                                             18,123


                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002



2.   Long-Term Debt (continued)

     Note payable to bank under a $500,000 line of credit , interest payable monthly, principal payable on demand, interest rate 6.25%, secured by accounts receivable,
         unused portion $1,902                                                                   498,098

     Note payable to bank, monthly principal and interest payments of $5,199, interest rate 8.5%, maturing 2004, secured
         by equipment                                                                   $         63,507

     Note payable to bank, monthly principal and interest payments of $6,221, interest rate 7.49%, maturing 2004, secured
         by equipment                                                                            142,022

     Note payable to finance company, monthly principal and interest payments of
         $777, interest rate 10.32%, maturing 2005, secured
         by equipment                                                                             26,420

     Note payable to finance company, monthly principal and interest payments of
         $1,188, interest rate 9.85%, maturing 2004, secured
         by equipment                                                                             31,412

     Note payable to finance company, monthly principal and interest payments of
         $703, interest rate 16.86%, maturing 2004, secured
         by equipment                                                                             16,619

     Note payable to finance company, monthly principal and interest payments of
         $6,040, interest rate 9.9%, maturing 2007, secured
         by equipment                                                                            273,802


                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002



2.       Long-Term Debt (continued)

     Note payable to finance company, monthly principal and interest payments of
         $5,943, interest rate 10.75%, maturing 2005, secured
         by equipment                                                                            169,136

     Note payable to finance company, monthly principal and interest payments of
         $3,108, interest rate 8.15%, maturing 2005, secured
         by equipment                                                                             81,564

     Note payable to finance company, monthly principal and interest payments of
         $7,057, interest rate 7.5%, maturing 2005, secured
         by equipment                                                                            209,846

     Other notes payable                                                                          59,290
                                                                                        ----------------

     Total Notes Payable and Long-Term Debt                                                    1,978,327

     Less Current Portion of Long-Term Debt                                                      380,865
                                                                                        ----------------

         Long-Term Debt                                                                 $      1,597,462
                                                                                        ================

Principal payments on long-term debt at December 31, 2002 are as follows:

         2003                                                       $  380,865
         2004                                                          425,963
         2005                                                          460,336
         2006                                                          497,482
         2007                                                          213,681

Long-Term Debt was consolidated into one note agreement on February 21, 2003. The terms of the new debt agreement require monthly principal and interest payments of $43,708 based on an interest rate of 7.785% maturing in 2008. The debt is secured by accounts receivable and equipment.

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2002



3.   Leases

The Company leases real property and equipment under both non-cancelable and month to month operating leases. Rentals paid under these leases were approximately $280,000 during the year ended December 31, 2002.

Future minimum rental payments under the non-cancelable operating leases at December 31, 2992 are as follows:

              2003                                                 $  123,504
              2004                                                     37,104
              2005                                                     34,768

4.   Related Party Transactions

The Company entered into a note receivable agreement with a related party on December 31, 2000. The written terms of the note receivable are as follows:
Accrued interest is due and payable annually on January 1st of each year. The unpaid principal balance and all accrued interest are due and payable in one lump sum on January 1, 2005. Other related party transactions included advances approximately equaling $84,000.

LUBY & BIRDWELL, LLP
CERTIFIED PUBLIC ACCOUNTANTS
101 North Shoreline, Suite 580, Corpus Christi, Texas 78401    Ph (361) 883-0292
email - bbirdwell@sbcglobal.net                               Fax (361) 883-0151





                          Independent Auditors' Report


To the Members of
Absolute Industries, LLC


We have audited the balance sheet of Absolute Industries, LLC ("Company") as of December 31, 2001, and the related statement of income, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Absolute Industries, LLC as of December 31, 2001, and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

July 17, 2003

                            ABSOLUTE INDUSTRIES, LLC

                                  BALANCE SHEET

                                DECEMBER 31, 2001


Assets
Current Assets
Cash and Cash Equivalents                                     $          1,376
Receivables:
     Trade                                                           1,050,323
     Related Party                                                      81,229
     Employees                                                           3,258
 Notes Receivable - Related Party                                      273,620
 Accrued Interest Receivable                                            16,417
 Prepaid Expenses                                                       13,814
                                                              ----------------

     Total Current Assets                                            1,440,037

Property and Equipment
Buildings and Improvements                                              36,116
Machinery and Equipment                                              1,891,804
Office Furniture and Fixtures                                            1,040
Accumulated Depreciation                                              (327,169)
                                                              ----------------

     Net Property and Equipment                                      1,601,791

Intangible Assets, net of accumulated amortization                         110
                                                              ----------------

     Total Assets                                             $      3,041,938
                                                              ================

Liabilities and Members' Equity
Current Liabilities
Accounts Payable                                              $        339,586
Accrued Expenses                                                        82,768
Deferred Income Taxes                                                  153,659
Current Portion of Long-Term Debt                                      502,555
                                                            ------------------

     Total Current Liabilities                                       1,078,568

Long-Term Debt, less current portion                                 1,017,175


Members' Equity                                                        946,195
                                                            ------------------



     Total Liabilities and Members' Equity                 $         3,041,938
                                                           ===================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                               STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 2001




Revenues
     Box Rental                                                $        106,361
     Garbage Collection                                                 768,383
     Remediation                                                        823,387
     Transportation                                                   2,304,904
                                                               ----------------

     Gross Revenues                                                   4,003,035

Operating Expenses                                                    3,630,948
                                                               ----------------

     Income from Operations                                             372,087

Other Income (Expense)
     Interest Expense                                                  (147,284)
     Interest Income                                                     16,417
     Gain on Sale of Equipment                                           18,000
     Miscellaneous Income                                                13,501
     Miscellaneous Expense                                              (35,718)
                                                               ----------------

     Income Before Income Taxes                                         237,003

Income Tax (Expense) Benefit
     Current                                                                  -
     Deferred                                                          (153,659)
                                                                    -----------

                                                                       (153,659)

     Net Income                                                $         83,344
                                                               ================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                          STATEMENT OF MEMBERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 2001




                                                                     Members'
                                                                     Equity
                                                               ----------------
     Balance at January 1, 2001                                 $      862,851

     Net Income                                                         83,344

                                                               ----------------
     Balance December 31, 2001                                  $      946,195
                                                               ================


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2001



Cash Flows from Operating Activities
Net Income                                                     $         83,344
     Adjustments to Reconcile Net Income to
     Net Cash Provided by Operating Activities:
         Gain on Sale of Assets                                         (18,000)
         Depreciation and Amortization                                  188,335
         Increase in Accounts Receivables                              (644,163)
         Increase in Employee Receivable                                 (2,074)
         Increase in Accrued Interest Receivable                        (16,417)
         Decrease in Other Assets                                           264
         Increase in Accounts Payable                                   278,968
         Increase in Deferred Income Taxes                              153,659
         Increase in Accrued Expenses                                    79,993
                                                             ------------------
Net Cash Provided by Operating Activities                               103,909

Cash Flows from Investing Activities
Proceeds from Sale of Property and Equipment                             18,000
Purchase of Property and Equipment                                   (1,197,715)
                                                              -----------------
Net Cash Used by Investing Activities                                (1,179,715)

Cash Flows from Financing Activities
Principal Payments of Long-Term Debt                                   (223,652)
Proceeds from Long -Term Debt                                         1,284,943
                                                               ----------------
Net Cash Provided by Financing Activities                             1,061,291

Net Decrease in Cash and Cash Equivalents                               (14,515)

Cash and Cash Equivalents at Beginning of Year                           15,891
                                                               ----------------

Cash and Cash Equivalents at End of Year                       $          1,376
                                                               ================
                                   (Continued)

                            ABSOLUTE INDUSTRIES, LLC

                      FOR THE YEAR ENDED DECEMBER 31, 2001




Supplemental Disclosures:

Cash Paid for Interest                                         $        147,283


See accompanying notes and accountant's report.

                            ABSOLUTE INDUSTRIES, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001


1.       Summary of Significant Accounting Policies

Organization and Business Activity
Absolute Industries, LLC (the "Company") a Texas limited liability corporation was created in 1997, under the laws of the state of Texas. They began operations during March 1997. The Company is engaged in pickup, disposal, remediation and transportation of waste for residential and commercial companies primarily in south Texas. In addition, the Company rents containers for waste storage and disposal.

Effective January 1, 2003, the Company's operations noted above were divided into separate entities. The Company is now strictly involved with residential and commercial waste pickup and disposals. Environmental Evolutions Holding, Ltd. (a limited partnership), was created to operate the Company's remediation, transportation and box rental activities. J.W. Venture, LLC (a limited liability company) was created to manage all of the above mentioned related party entities.

Effective April 1, 2003, the Company entered into an agreement and plan of reorganization with Sixteen Services, Inc., a Texas corporation. Sixteen Services, Inc. under the agreement and plan of reorganization is a wholly owned subsidiary of the Company that is engaged in commercial garbage collection in south Texas. In addition, effective April 1, 2003, the Company purchased 100% of all assets of STRD, Inc, which was engaged in commercial and residential garbage collection.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash in banks, and all highly liquid investments with a maturity of three months or less.

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001



1.   Summary of Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment are recorded at cost and depreciated on the straight-line method over the estimated useful lives of the buildings and equipment.

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense for the year was $17,863.

Income Taxes

The Company is a limited liability company that has elected to be taxed as a corporation pursuant to the Company filing Form 8832, Entity Classification Election. The election was effective on January 1, 2001.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the difference between the basis of property and equipment and investments for financial reporting and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future federal income taxes.

The net deferred tax liability in the accompanying balance sheet includes the following amounts of deferred tax assets and liabilities:

     Deferred Tax Liability                                       241,549
     Deferred Tax Asset                                           (87,890)
                                                          ----------------

     Net Deferred Tax Liability                                $  153,659
                                                          ================

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001


2.       Long-Term Debt

Notes Payable and Long-Term Debt consists of the following at December 31, 2001:

     Note payable to bank, monthly principal
         and interest payments of $1,873, interest
         rate 8.9%, maturing 2006, secured
         by equipment                                                                   $         90,191

     Note payable to bank, monthly principal and interest payments of $488, interest rate 9.0%, maturing 2004, secured
         by building                                                                              11,531

     Note payable to bank, monthly principal and interest payments of $1,190, interest rate 10.0%, maturing 2003, secured
         by equipment                                                                             24,804

     Note payable to finance company, monthly principal and interest payments of
         $5,023, interest rate 9.0%, maturing 2005, secured
         by equipment                                                                            176,478

     Note payable to finance company, monthly principal and interest payments of
         $1,726, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                             83,464

     Note payable to finance company, monthly principal and interest payments of
         $1,644, interest rate 10.0%, maturing 2006, secured
         by equipment                                                                             73,427

     Note payable to finance company, monthly principal and interest payments of
         $3,166, interest rate 10.0%, maturing 2004, secured
         by equipment                                                                             45,424

                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001



3.       Long-Term Debt (continued)

     Note payable to finance company, monthly principal and interest payments of
         $672, interest rate 10.15%, maturing 2006, secured
         by equipment                                                                   $         27,176


     Note payable to finance company, monthly principal and interest payments of
         $343, interest rate 14.3%, maturing 2005, secured
         by equipment                                                                             12,869

     Note payable to finance company, monthly principal and interest payments of
         $378, interest rate 14.0%, maturing 2006, secured
         by equipment                                                                             15,081

     Note payable to finance company, monthly principal and interest payments of
         $703, interest rate 11.95%, maturing 2005, secured
         by equipment                                                                             24,480

     Note payable to finance company, monthly principal and interest payments of
         $808, interest rate 12.56%, maturing 2003, secured
         by equipment                                                                              9,781

     Note payable to finance company, monthly principal and interest payments of
         $808, interest rate 12.56%, maturing 2003, secured
         by equipment                                                                   $          9,781


                            ABSOLUTE INDUSTRIES, LLC

                                DECEMBER 31, 2001



2.       Long-Term Debt (continued)

     Note payable to bank under a $500,000 line of credit, interest payable monthly, principal payable on demand, interest rate 6.5%, secured by accounts receivable,
         unused portion $44,728                                                                  455,272

     Note payable to bank, monthly principal and interest payments of $5,199, interest rate 8.5%, maturing 2004, secured
         by equipment                                                                            131,283

     Note payable to bank under a $200,000 line of credit, interest payable monthly, principal payable on demand, interest rate 7.5%, secured by equipment, unused
         portion $50,791                                                                         149,209

     Note payable to finance company, monthly principal and interest payments of
         $4,421, interest rate 10.0%, maturing 2002, secured
         by equipment                                                                             50,282

     Note payable to finance company, monthly principal and interest payments of
         $703, interest rate 16.85%, maturing 2005, secured
         by equipment                                                                             20,600

     Other notes payable                                                                         108,597
                                                                                        ----------------

     Total Notes Payable and Long-Term Debt                                                    1,519,730

     Less Current Portion of Long-Term Debt                                                      502,555
                                                                                        ----------------

         Long-Term Debt                                                                 $      1,017,175
                                                                                        ================

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


                            ABSOLUTE INDUSTRIES, LLC

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2001



2.   Long-Term Debt (continued)

Principal payments on long-term debt at December 31, 2001 are as follows:

         2002                                                       $  502,555
         2003                                                          680,173
         2004                                                          176,571
         2005                                                          102,997
         2006                                                           57,434

Long-Term Debt was consolidated into one note agreement on February 21, 2003. The terms of the new debt agreement require monthly principal and interest payments of $43,708 based on an interest rate of 7.785% maturing in 2008. The debt is secured by accounts receivable and equipment.

3.   Leases

The Company leases real property and equipment under both non-cancelable and month to month operating leases. Rentals paid under these leases were approximately $454,000 during the year ended December 31, 2001.

Future minimum rental payments under the non-cancelable operating leases at December 31, 2001 are as follows:

              2002                                                  $  280,000
              2003                                                     123,504
              2004                                                      37,104
              2005                                                      34,768

4.   Related Party Transactions

The Company entered into a note receivable agreement with a related party on December 31, 2000. The written terms of the note receivable are as follows:
Accrued interest is due and payable annually on January 1st of each year. The unpaid principal balance and all accrued interest are due and payable in one lump sum on January 1, 2005. Other related party transactions included advances approximately equaling $81,000.


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